UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2014

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South Hope Street, 25th Floor Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

(213) 613-3333

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 1.01	Entry into a Material Definitive Agreement

On September 23, 2014, the Company, CBRE Services, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Services”), and certain of Services’ subsidiaries, entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, for themselves and on behalf of the several underwriters listed in Schedule A thereto (collectively, the “Underwriters”), relating to the public offering of $300,000,000 in aggregate principal amount of Services’ 5.25% senior notes due 2025 (the “Notes”).

The Notes were offered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-178800) (as amended, the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”), as supplemented by the prospectus supplement, dated September 23, 2014.

The Company intends to use the net proceeds from the Notes, together with cash on hand, to redeem Services’ outstanding 6.625% Senior Notes due 2020.

The Notes are governed by an Indenture, dated as of March 14, 2013 (the “Base Indenture”), among Services, the Company, certain of the subsidiary guarantors parties thereto and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended and supplemented by the Second Supplemental Indenture, dated as of September 26, 2014 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among Services, the Company, the subsidiary guarantors parties thereto and the Trustee.

The Notes will mature on March 15, 2025 and will bear interest at a rate of 5.25% per annum, payable semi-annually in arrears on March 15 and September 15 of each year, beginning on March 15, 2015.

Prior to December 15, 2024, Services will be entitled, at Services’ option, to redeem all or a portion of the Notes at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon to December 15, 2024 (not including any portions of payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the adjusted treasury rate, as defined in the Indenture. In the case of each of clause (1) and (2), accrued and unpaid interest, if any, will be payable to, but excluding, the date of redemption. From and after December 15, 2024, Services will be entitled, at Services’ option, to redeem all or a portion of the Notes at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption. Upon the occurrence of a change of control triggering event, as defined in the Indenture, Services must give holders of Notes an opportunity to sell to Services’ their notes at 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the date of purchase.

The Company and each subsidiary of Services that guarantees Services’ specified debt, as defined in the Indenture, fully and unconditionally guarantees the Notes on a senior unsecured basis. The guarantees by the guarantors of the Notes will rank pari passu to all existing and future senior indebtedness of the guarantors.

The Notes are senior unsecured obligations of Services. The Notes rank equal in right of payment with Services’ existing and future senior indebtedness and senior in right of payment to any of Services’ existing and future subordinated indebtedness. The Notes and guarantees will be effectively subordinated to all of the Services’ existing and future secured debt to the extent of the value of the assets securing such debt and structurally subordinated to all of the existing and future liabilities of our subsidiaries that do not guarantee the Notes.

The Indenture contains covenants that limit Services’ ability and the ability of certain of Services’ subsidiaries to (i) create certain liens, (ii) enter into sale/leaseback transactions, and (iii) enter into mergers or consolidations. These covenants are subject to a number of important qualifications and exceptions contained in the Indenture.

Events of default under the Indenture include, among others, the following (subject in certain cases to grace and cure periods): nonpayment, breach of covenants in the Indenture, default of payment of principal at final maturity, acceleration of certain indebtedness, failure to pay certain judgments and cessation of the guarantees.

The foregoing description is not complete and is qualified in its entirety by reference to the complete text of the Indenture.

Wells Fargo Bank, National Association, and its affiliates have provided in the past to the Company and its affiliates, and may provide to the Company and its affiliates from time to time in the future, certain commercial banking, financial advisory, investment banking and other services in the ordinary course of business, for which they have received and may receive customary payments of interest, fees and commissions.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 23, 2014, among CBRE Group, Inc., CBRE Services, Inc. and certain of its subsidiaries, and J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, for themselves and on behalf of the several underwriters listed therein

4.1	Second Supplemental Indenture, dated as of September 26, 2014, among CBRE Group, Inc., CBRE Services, Inc., certain other subsidiaries of CBRE Services, Inc. and Wells Fargo Bank, National Association, as trustee, for the 5.25% Senior Notes due 2025

4.2	Form of 5.25% Senior Notes due 2025 (included in Exhibit 4.1)

5.1	Legal Opinion of Simpson Thacher & Bartlett LLP

5.2	Legal Opinion of Winstead PC

5.3	Legal Opinion of Quarles & Brady LLP

5.4	Legal Opinion of Dickinson Wright PLLC

5.5	Legal Opinion of Wragge Lawrence Graham & Co LLP

12.1	Statement re Computation of Ratios

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

23.2	Consent of Winstead PC (included in Exhibit 5.2)

23.3	Consent of Quarles & Brady LLP (included in Exhibit 5.3)

23.4	Consent of Dickinson Wright PLLC (included in Exhibit 5.4)

23.5	Consent of Wragge Lawrence Graham & Co LLP (included in Exhibit 5.5)

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements related to the anticipated use of proceeds from the offering of the Notes. These forward-looking statements involve known and unknown risks, uncertainties and other factors discussed in the Company’s filings with the SEC. Any forward-looking statements speak only as of the date of this current report and, except to the extent required by applicable securities laws, the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. For additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the Company’s business in general, please refer to its SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and its quarterly report on Form 10-Q for the quarterly period ended June 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2014	CBRE GROUP, INC.

	By:	/s/ JAMES R. GROCH

James R. Groch

Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 23, 2014, among CBRE Group, Inc., CBRE Services, Inc. and certain of its subsidiaries, and J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, for themselves and on behalf of the several underwriters listed therein

4.1	Second Supplemental Indenture, dated as of September 26, 2014, among CBRE Group, Inc., CBRE Services, Inc., certain other subsidiaries of CBRE Services, Inc. and Wells Fargo Bank, National Association, as trustee, for the 5.25% Senior Notes due 2025

4.2	Form of 5.25% Senior Notes due 2025 (included in Exhibit 4.1)

5.1	Legal Opinion of Simpson Thacher & Bartlett LLP

5.2	Legal Opinion of Winstead PC

5.3	Legal Opinion of Quarles & Brady LLP

5.4	Legal Opinion of Dickinson Wright PLLC

5.5	Legal Opinion of Wragge Lawrence Graham & Co LLP

12.1	Statement re Computation of Ratios

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

23.2	Consent of Winstead PC (included in Exhibit 5.2)

23.3	Consent of Quarles & Brady LLP (included in Exhibit 5.3)

23.4	Consent of Dickinson Wright PLLC (included in Exhibit 5.4)

23.5	Consent of Wragge Lawrence Graham & Co LLP (included in Exhibit 5.5)